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                                        File No. 33-23512, 811-5629
                                        Filed under Rule 497(c)
THE GCG TRUST

                        PROSPECTUS SUPPLEMENT
                           AUGUST 17, 1999
                               TO THE
       PROSPECTUS DATED MAY 1, 1999, AS AMENDED JUNE 30, 1999
                          FOR THE GCG TRUST

     Ed Cowart has been hired by Eagle Asset Management, Inc. as Managing Director and Value Equity Portfolio Manager. Mr. Cowart has assumed responsibility for the day-to-day investment decisions of the Value Equity Series of The GCG Trust. Mr. Cowart has 27 years of investment experience and most recently served as Managing Director of the Value Equity Team at Bank One Investment Advisors, where he had been a Portfolio Manager since April 1990. Mr. Cowart is a Certified Financial Analyst and earned a B.A. in Economics from Dartmouth College.


This supplement should be retained with your Prospectus for The
GCG Trust.





G3059 Eagle                                             8/99


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